SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS

21. SUBSEQUENT EVENTS

Pursuant to Circular 110 and Circular 111, a tax reform pilot program came into effect in Shanghai, which was chosen by the PRC government as the first pilot city for such reform. Starting from January 1, 2012, companies which are designated by Shanghai local tax authorities as operating in certain modern service sectors are required to pay VAT, in lieu of business tax. As a result of the pilot program, our PRC subsidiaries located in Shanghai are subject to VAT at the rate of 6% for sales proceeds received from certain laboratory services, and 17% unchanged for sales proceeds received from compound delivery services or product sales activities. The services provided related to technology development and transfer are still tax exempted subject to the approval of relevant tax authorities. Such tax reform is not expected to have any material impact to the Company’s net revenues but the overall taxes payables are expected to become lower after the reform.

In March 2012, with the approval by the board of directors, the Company entered into certain RSU amendment agreements with Mr. William Dai, the chief financial officer of the Company and Mr. Julian Ralph Worley, Mr. Yuk Lam Lo and Mr. Benson Tsang, the independent directors of the Company. After the modification, Mr. William Dai’s unvested RSUs as of the modification date, which were granted during 2011 under the 2010 Plan, were cancelled along with concurrent grant of replacement award RSUs under the 2011 Plan to become vested monthly up to the third anniversary of the grant date. Mr. Julian Ralph Worley, Mr. Yuk Lam Lo and Mr. Benson Tsang’s unvested RSUs as of the modification date, which were granted during 2011 under the 2010 Plan, were cancelled along with concurrent grant of replacement award RSUs under the 2011 Plan to become vested quarterly up to the tenth quarter of the grant date. Other terms of the RSUs grants remain unchanged. The incremental fair value related to the modification was assessed based on the closing price of our ADSs traded on the NYSE as of March 30, 2012, the modification date. The Company estimated an incremental compensation charge of approximately US$0.14 million; this charge will be recognized over the remaining vesting periods of approximately twenty-two months or seven quarters, respectively.

During the first quarter of 2012, the Company granted RSUs representing the rights to receive 5,452,200 ordinary shares under the 2011 Plan, including 3,600,000 RSUs to Mr. Michael Xin Hui, the chairman of the board of directors and chief executive officer of the Company. Each of the grantee’s RSUs shall vest every quarter up to the eighth quarter of the date of grant. The weighted average grant date fair value of these RSUs is US$7.99. The total compensation costs of approximately US$3.3 million will be recognized during the vesting period from 2012 to 2014.